Summary of Significant Policies (Details) - USD ($)	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Accounting Policies [Abstract]
Translation rates, description	The consolidated balance sheet balances, with the exception of equity at December 31, 2021 and December 31, 2020 were translated at RMB6.3757 and RMB6.5378 to $1.00, respectively. The equity accounts were stated at their historical rate. The average translation rates applied to consolidated statements of income and cash flows for the year ended December 31, 2021, 2020 and 2019 were RMB6.4515, RMB6.9003 and RMB6.9074 to $1.00, respectively.
Equipment useful life	10 years
Advances from customers	$ 42,231,914
Enterprise years	5 years
Development expenses	$ 185,923
Other income	$ 22,119
Securities, percentage	10.00%